EXHIBIT 4.1


                             FIXED RATE SENIOR NOTE


REGISTERED                                                           REGISTERED
No. FXR                                                              U.S. $
                                                                     CUSIP:

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


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                        MORGAN STANLEY DEAN WITTER & CO.
                    SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES C
                                  (Fixed Rate)

                         STOCK PARTICIPATION ACCRETING
                 REDEMPTION QUARTERLY-PAY SECURITIES ("SPARQS")

                          % SPARQS DUE         , 200[ ]
                            MANDATORILY EXCHANGEABLE
                         FOR SHARES OF COMMON STOCK OF
                              CORNING INCORPORATED

ORIGINAL ISSUE DATE:          INITIAL REDEMPTION           INTEREST RATE:    %          MATURITY DATE:
                                 DATE: See "Morgan            per annum (equivalent        See "Maturity Date"
                                 Stanley Call Right"          to $      per annum per      below.
                                 below.                       SPARQS)

INTEREST ACCRUAL              INITIAL REDEMPTION           INTEREST PAYMENT             OPTIONAL
   DATE:                         PERCENTAGE: See              DATES:                       REPAYMENT
                                 "Morgan Stanley Call                                      DATE(S):  N/A
                                 Right" below.

SPECIFIED CURRENCY:           ANNUAL REDEMPTION            INTEREST PAYMENT             APPLICABILITY OF
   U.S. Dollars                  PERCENTAGE                   PERIOD: Quarterly            MODIFIED
                                 REDUCTION: N/A                                            PAYMENT UPON
                                                                                           ACCELERATION: See
                                                                                           "Alternate Exchange
                                                                                           Calculation in Case of
                                                                                           an Event of Default"
                                                                                           below.

IF SPECIFIED                  REDEMPTION NOTICE            APPLICABILITY OF             If yes, state Issue Price:
   CURRENCY OTHER                PERIOD: At least 15          ANNUAL INTEREST
   THAN U.S. DOLLARS,            days but no more than        PAYMENTS: N/A
   OPTION TO ELECT               30 days.  See "Morgan
   PAYMENT IN U.S.               Stanley Call Right"
   DOLLARS: N/A                  below.

EXCHANGE RATE                 TAX REDEMPTION                                            ORIGINAL YIELD TO
   AGENT: N/A                    AND PAYMENT OF                                            MATURITY: N/A
                                 ADDITIONAL
                                 AMOUNTS: N/A

OTHER PROVISIONS:             If yes, state Initial
   See below                  Offering Date: N/A

Issue Price.................................     $         per each $
                                                 principal amount of this SPARQS

Maturity Date...............................                , 200[ ], subject to
                                                 extension in the event of a
                                                 Market Disruption Event on
                                                              , 200[ ].

                                                 If the Final Call Notice Date
                                                 is postponed due to a Market
                                                 Disruption Event or otherwise
                                                 and the Issuer exercises the


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                                                 Morgan Stanley Call Right, the
                                                 Maturity Date shall be
                                                 postponed so that the Maturity
                                                 Date will be the fifteenth
                                                 calendar day following the
                                                 Final Call Notice Date or, if
                                                 such fifteenth calendar day is
                                                 not a scheduled Trading Day,
                                                 the immediately succeeding
                                                 scheduled Trading Day. See
                                                 "Final Call Notice Date"
                                                 below.

                                                 In the event that the Final
                                                 Call Notice Date is postponed
                                                 due to a Market Disruption
                                                 Event or otherwise, the Issuer
                                                 shall give notice of such
                                                 postponement as promptly as
                                                 possible, and in no case later
                                                 than two Business Days
                                                 following the scheduled Final
                                                 Call Notice Date, (i) to the
                                                 holder of this SPARQS by
                                                 mailing notice of such
                                                 postponement by first class
                                                 mail, postage prepaid, to the
                                                 holder's last address as it
                                                 shall appear upon the registry
                                                 books, (ii) to the Trustee by
                                                 telephone or facsimile
                                                 confirmed by mailing such
                                                 notice to the Trustee by first
                                                 class mail, postage prepaid,
                                                 at its New York office and
                                                 (iii) to the Depositary by
                                                 telephone or facsimile
                                                 confirmed by mailing such
                                                 notice to the Depositary by
                                                 first class mail, postage
                                                 prepaid. Any notice that is
                                                 mailed in the manner herein
                                                 provided shall be conclusively
                                                 presumed to have been duly
                                                 given, whether or not the
                                                 holder of this SPARQS receives
                                                 the notice. Notice of the date
                                                 to which the Maturity Date has
                                                 been rescheduled as a result
                                                 of postponement of the Final
                                                 Call Notice Date, if
                                                 applicable, shall be included
                                                 in the Issuer's notice of
                                                 exercise of the Morgan Stanley
                                                 Call Right.

Record Dates................................     Notwithstanding the definition
                                                 of "Record Date" on page 17
                                                 hereof, the Record Date for
                                                 each Interest Payment Date,
                                                 including the Interest Payment
                                                 Date scheduled to occur on the
                                                 Maturity Date, shall be the
                                                 date 10 calendar days prior to
                                                 such Interest Payment Date,
                                                 whether or not that date is a
                                                 Business Day; provided,
                                                 however, that in the event
                                                 that the Issuer exercises the
                                                 Morgan Stanley Call Right, no
                                                 Interest Payment Date shall
                                                 occur after the Morgan Stanley
                                                 Notice Date, except for any
                                                 Interest Payment Date for
                                                 which the Morgan Stanley
                                                 Notice Date falls on or after
                                                 the "ex-interest" date for the
                                                 related interest payment, in
                                                 which case the related
                                                 interest payment shall be made
                                                 on such Interest Payment Date;
                                                 and provided, further, that
                                                 accrued but unpaid interest
                                                 payable on the Call Date, if
                                                 any, shall be payable to the
                                                 person to whom the Call Price
                                                 is payable. The "ex- interest"
                                                 date for any interest payment
                                                 is the date on


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


                                                 which purchase transactions in
                                                 the SPARQS no longer carry the
                                                 right to receive such interest
                                                 payment.

                                                 In the event that the Issuer
                                                 exercises the Morgan Stanley
                                                 Call Right and the Morgan
                                                 Stanley Notice Date falls
                                                 before the "ex-interest" date
                                                 for an interest payment, so
                                                 that as a result a scheduled
                                                 Interest Payment Date will not
                                                 occur, the Issuer shall cause
                                                 the Calculation Agent to give
                                                 notice to the Trustee and to
                                                 The Depository Trust Company
                                                 (the "Depositary"), in each
                                                 case in the manner and at the
                                                 time described in the second
                                                 and third paragraphs under
                                                 "Morgan Stanley Call Right"
                                                 below, that no Interest
                                                 Payment Date will occur after
                                                 such Morgan Stanley Notice
                                                 Date.

Denominations...............................     $           and integral
                                                 multiples thereof

Morgan Stanley Call Right...................     On any scheduled Trading Day on
                                                 or after                ,
                                                 200[ ], the Issuer may call
                                                 the SPARQS, in whole but not
                                                 in part, for mandatory
                                                 exchange for the Call Price
                                                 paid in cash (together with
                                                 accrued but unpaid interest)
                                                 on the Call Date.

                                                 On the Morgan Stanley Notice
                                                 Date, the Issuer shall give
                                                 notice of the Issuer's
                                                 exercise of the Morgan Stanley
                                                 Call Right (i) to the holder
                                                 of this SPARQS by mailing
                                                 notice of such exercise,
                                                 specifying the Call Date on
                                                 which the Issuer shall effect
                                                 such exchange, by first class
                                                 mail, postage prepaid, to the
                                                 holder's last address as it
                                                 shall appear upon the registry
                                                 books, (ii) to the Trustee by
                                                 telephone or facsimile
                                                 confirmed by mailing such
                                                 notice to the Trustee by first
                                                 class mail, postage prepaid,
                                                 at its New York office and
                                                 (iii) to the Depositary in
                                                 accordance with the applicable
                                                 procedures set forth in the
                                                 Letter of Representations
                                                 related to this SPARQS. Any
                                                 notice which is mailed in the
                                                 manner herein provided shall
                                                 be conclusively presumed to
                                                 have been duly given, whether
                                                 or not the holder of this
                                                 SPARQS receives the notice.
                                                 Failure to give notice by mail
                                                 or any defect in the notice to
                                                 the holder of any SPARQS shall
                                                 not affect the validity of the
                                                 proceedings for the exercise
                                                 of the Morgan Stanley Call
                                                 Right with respect to any
                                                 other SPARQS.

                                                 The notice of the Issuer's
                                                 exercise of the Morgan Stanley
                                                 Call Right shall specify (i)
                                                 the Call Date, (ii) the Call
                                                 Price payable per SPARQS,
                                                 (iii) the amount of accrued
                                                 but unpaid interest payable
                                                 per SPARQS on the Call


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


                                                 Date, (iv) whether any
                                                 subsequently scheduled
                                                 Interest Payment Date shall no
                                                 longer be an Interest Payment
                                                 Date as a result of the
                                                 exercise of the Morgan Stanley
                                                 Call Right, (v) the place or
                                                 places of payment of such Call
                                                 Price, (vi) that such delivery
                                                 will be made upon presentation
                                                 and surrender of this SPARQS,
                                                 (vii) that such exchange is
                                                 pursuant to the Morgan Stanley
                                                 Call Right and (viii) if
                                                 applicable, the date to which
                                                 the Maturity Date has been
                                                 extended due to a Market
                                                 Disruption Event as described
                                                 under "Maturity Date" above.

                                                 The notice of the Issuer's
                                                 exercise of the Morgan Stanley
                                                 Call Right shall be given by
                                                 the Issuer or, at the Issuer's
                                                 request, by the Trustee in the
                                                 name and at the expense of the
                                                 Issuer.

                                                 If this SPARQS is so called
                                                 for mandatory exchange by the
                                                 Issuer, then the cash Call
                                                 Price and any accrued but
                                                 unpaid interest on this SPARQS
                                                 to be delivered to the holder
                                                 of this SPARQS shall be
                                                 delivered on the Call Date
                                                 fixed by the Issuer and set
                                                 forth in its notice of its
                                                 exercise of the Morgan Stanley
                                                 Call Right, upon delivery of
                                                 the SPARQS to the Trustee. The
                                                 Issuer shall, or shall cause
                                                 the Calculation Agent to,
                                                 deliver such cash to the
                                                 Trustee for delivery to the
                                                 holders of this SPARQS.

                                                 If this SPARQS is not
                                                 surrendered for exchange on
                                                 the Call Date, it shall be
                                                 deemed to be no longer
                                                 Outstanding under, and as
                                                 defined in, the Senior
                                                 Indenture after the Call Date,
                                                 except with respect to the
                                                 holder's right to receive cash
                                                 due in connection with the
                                                 Morgan Stanley Call Right.

Morgan Stanley Notice Date..................     The scheduled Trading Day on
                                                 which the Issuer issues its
                                                 notice of mandatory exchange,
                                                 which must be at least 15 but
                                                 not more than 30 days prior to
                                                 the Call Date.

Final Call Notice Date......................             , 200[ ]; provided that
                                                 if      , 200[ ] is not a
                                                 Trading Day or if a Market
                                                 Disruption Event occurs on such
                                                 day, the Final Call Notice Date
                                                 will be the immediately
                                                 succeeding Trading Day on which
                                                 no Market Disruption Event
                                                 occurs.

Call Date...................................     The scheduled Trading Day on or
                                                 after        , 200[ ] and on or
                                                 prior to the Maturity Date
                                                 (including the Maturity Date
                                                 as it may be extended)
                                                 specified in the


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                                                 Issuer's notice of mandatory
                                                 exchange, on which the Issuer
                                                 shall deliver cash to holders
                                                 of SPARQS for mandatory
                                                 exchange. See "Maturity Date"
                                                 above.

Call Price..................................     The Call Price with respect to
                                                 any Call Date is an amount of
                                                 cash per each $       principal
                                                 amount of this SPARQS, as
                                                 calculated by the Calculation
                                                 Agent, such that the sum of
                                                 the present values of all cash
                                                 flows on each $       principal
                                                 amount of this SPARQS to and
                                                 including the Call Date (i.e.,
                                                 the Call Price and all of the
                                                 interest payments on each
                                                 SPARQS), discounted to the
                                                 Original Issue Date from the
                                                 applicable payment date at the
                                                 Yield to Call rate of    % per
                                                 annum computed on the basis of
                                                 a 360-day year of twelve
                                                 30-day months, equals the
                                                 Issue Price.

Exchange at Maturity........................     At maturity, subject to a prior
                                                 call of this SPARQS for cash
                                                 in an amount equal to the Call
                                                 Price by the Issuer as
                                                 described under "Morgan
                                                 Stanley Call Right" above,
                                                 upon delivery of this SPARQS
                                                 to the Trustee, each $
                                                 principal amount of this
                                                 SPARQS shall be applied by the
                                                 Issuer as payment for a number
                                                 of ordinary shares of Corning
                                                 Incorporated ("Corning Stock")
                                                 at the Exchange Ratio, and the
                                                 Issuer shall deliver with
                                                 respect to each $     principal
                                                 amount of this SPARQS an
                                                 amount of Corning Stock equal
                                                 to the Exchange Ratio.

                                                 The amount of Corning Stock to
                                                 be delivered at maturity shall
                                                 be subject to any applicable
                                                 adjustments (i) to the
                                                 Exchange Ratio and (ii) in the
                                                 Exchange Property, as defined
                                                 in paragraph 5 under
                                                 "Antidilution Adjustments"
                                                 below, to be delivered instead
                                                 of, or in addition to, such
                                                 Corning Stock as a result of
                                                 any corporate event described
                                                 under "Antidilution
                                                 Adjustments" below, in each
                                                 case, required to be made
                                                 through the close of business
                                                 on the third Trading Day prior
                                                 to maturity.

                                                 The Issuer shall, or shall
                                                 cause the Calculation Agent
                                                 to, provide written notice to
                                                 the Trustee at its New York
                                                 Office and to the Depositary,
                                                 on which notice the Trustee
                                                 and Depositary may
                                                 conclusively rely, on or prior
                                                 to 10:30 a.m. on the Trading
                                                 Day immediately prior to
                                                 maturity of this SPARQS, of
                                                 the amount of Corning Stock
                                                 (or the amount of Exchange
                                                 Property) to be delivered with
                                                 respect to each $     principal
                                                 amount of this SPARQS and of
                                                 the amount of any cash to be
                                                 paid in lieu of any fractional
                                                 share of Corning Stock (or of
                                                 any


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


                                                 other securities included in
                                                 Exchange Property, if
                                                 applicable); provided that if
                                                 the maturity date of this
                                                 SPARQS is accelerated (x)
                                                 because of the consummation of
                                                 a Reorganization Event (as
                                                 defined in paragraph 5 of
                                                 "Antidilution Adjustments"
                                                 below) where the Exchange
                                                 Property consists only of cash
                                                 or (y) because of an event
                                                 described under "Alternate
                                                 Exchange Calculation in Case
                                                 of an Event of Default" or
                                                 otherwise, the Issuer shall
                                                 give notice of such
                                                 acceleration as promptly as
                                                 possible, and in no case later
                                                 than two Business Days
                                                 following such deemed maturity
                                                 date, (i) to the holder of
                                                 this SPARQS by mailing notice
                                                 of such acceleration by first
                                                 class mail, postage prepaid,
                                                 to the holder's last address
                                                 as it shall appear upon the
                                                 registry books, (ii) to the
                                                 Trustee by telephone or
                                                 facsimile confirmed by mailing
                                                 such notice to the Trustee by
                                                 first class mail, postage
                                                 prepaid, at its New York
                                                 office and (iii) to the
                                                 Depositary by telephone or
                                                 facsimile confirmed by mailing
                                                 such notice to the Depositary
                                                 by first class mail, postage
                                                 prepaid. Any notice that is
                                                 mailed in the manner herein
                                                 provided shall be conclusively
                                                 presumed to have been duly
                                                 given, whether or not the
                                                 holder of this SPARQS receives
                                                 the notice. If the maturity of
                                                 this SPARQS is accelerated in
                                                 the manner described in the
                                                 immediately preceding
                                                 sentence, no interest on the
                                                 amounts payable with respect
                                                 to this SPARQS shall accrue
                                                 for the period from and after
                                                 such accelerated maturity
                                                 date; provided that the Issuer
                                                 has deposited with the Trustee
                                                 on such accelerated maturity
                                                 date the Corning Stock, the
                                                 Exchange Property or any cash
                                                 due with respect to such
                                                 acceleration.

                                                 The Issuer shall, or shall
                                                 cause the Calculation Agent
                                                 to, deliver any such shares of
                                                 Corning Stock (or any Exchange
                                                 Property) and cash in respect
                                                 of interest and any fractional
                                                 share of Corning Stock (or any
                                                 Exchange Property) and cash
                                                 otherwise due upon any
                                                 acceleration described above
                                                 to the Trustee for delivery to
                                                 the holder. References to
                                                 payment "per SPARQS" refer to
                                                 each $      principal amount of
                                                 this SPARQS.

                                                 If this SPARQS is not
                                                 surrendered for exchange at
                                                 maturity, it shall be deemed
                                                 to be no longer Outstanding
                                                 under, and as defined in, the
                                                 Senior Indenture, except with
                                                 respect to the holder's right
                                                 to receive the Corning Stock
                                                 (and, if applicable, any
                                                 Exchange Property) due at
                                                 maturity.


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No Fractional Shares........................     Upon delivery of this SPARQS to
                                                 the Trustee at maturity, the
                                                 Issuer shall deliver the
                                                 aggregate number of shares of
                                                 Corning Stock due with respect
                                                 to this SPARQS, as described
                                                 above, but the Issuer shall
                                                 pay cash in lieu of delivering
                                                 any fractional share of
                                                 Corning Stock in an amount
                                                 equal to the corresponding
                                                 fractional Market Price of
                                                 such fraction of a share of
                                                 Corning Stock as determined by
                                                 the Calculation Agent as of
                                                 the second scheduled Trading
                                                 Day prior to maturity of this
                                                 SPARQS.

Exchange Ratio..............................     1.0, subject to adjustment for
                                                 corporate events relating to
                                                 Corning Incorporated
                                                 ("Corning") described under
                                                 "Antidilution Adjustments"
                                                 below.

Market Price................................     If Corning Stock (or any other
                                                 security for which a Market
                                                 Price must be determined) is
                                                 listed on a national
                                                 securities exchange, is a
                                                 security of the Nasdaq
                                                 National Market or is included
                                                 in the OTC Bulletin Board
                                                 Service ("OTC Bulletin Board")
                                                 operated by the National
                                                 Association of Securities
                                                 Dealers, Inc. (the "NASD"),
                                                 the Market Price for one share
                                                 of Corning Stock (or one unit
                                                 of any such other security) on
                                                 any Trading Day means (i) the
                                                 last reported sale price,
                                                 regular way, of the principal
                                                 trading session on such day on
                                                 the principal United States
                                                 securities exchange registered
                                                 under the Securities Exchange
                                                 Act of 1934, as amended (the
                                                 "Exchange Act"), on which
                                                 Corning Stock (or any such
                                                 other security) is listed or
                                                 admitted to trading (which may
                                                 be the Nasdaq National Market
                                                 if it is then a national
                                                 securities exchange) or (ii)
                                                 if not listed or admitted to
                                                 trading on any such securities
                                                 exchange or if such last
                                                 reported sale price is not
                                                 obtainable (even if Corning
                                                 Stock (or any such other
                                                 security) is listed or
                                                 admitted to trading on such
                                                 securities exchange), the last
                                                 reported sale price of the
                                                 principal trading session on
                                                 the over-the-counter market as
                                                 reported on the Nasdaq
                                                 National Market (if it is not
                                                 then a national securities
                                                 exchange) or OTC Bulletin
                                                 Board on such day. If the last
                                                 reported sale price of the
                                                 principal trading session is
                                                 not available pursuant to
                                                 clause (i) or (ii) of the
                                                 preceding sentence because of
                                                 a Market Disruption Event or
                                                 otherwise, the Market Price
                                                 for any Trading Day shall be
                                                 the mean, as determined by the
                                                 Calculation Agent, of the bid
                                                 prices for Corning Stock (or
                                                 any such other security)
                                                 obtained from as many dealers
                                                 in such security, but not
                                                 exceeding three, as will make
                                                 such bid prices available to
                                                 the Calculation Agent. Bids of
                                                 Morgan Stanley & Co.
                                                 Incorporated ("MS &


                                      A-8

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                                                 Co.") or any of its affiliates
                                                 may be included in the
                                                 calculation of such mean, but
                                                 only to the extent that any
                                                 such bid is the highest of the
                                                 bids obtained. A "security of
                                                 the Nasdaq National Market"
                                                 shall include a security
                                                 included in any successor to
                                                 such system, and the term "OTC
                                                 Bulletin Board Service" shall
                                                 include any successor service
                                                 thereto.

Trading Day.................................     A day, as determined by the
                                                 Calculation Agent, on which
                                                 trading is generally conducted
                                                 on the New York Stock
                                                 Exchange, Inc. ("NYSE"), the
                                                 American Stock Exchange LLC,
                                                 the Nasdaq National Market,
                                                 the Chicago Mercantile
                                                 Exchange and the Chicago Board
                                                 of Options Exchange and in the
                                                 over-the-counter market for
                                                 equity securities in the
                                                 United States.

Acceleration Event..........................     If on any date the product of
                                                 the Market Price per share of
                                                 Corning Stock and the Exchange
                                                 Ratio is less than $      , as
                                                 determined by the Calculation
                                                 Agent, the maturity date of
                                                 this SPARQS shall be deemed to
                                                 be accelerated to such date,
                                                 and each $       principal
                                                 amount of this SPARQS shall be
                                                 applied by the Issuer as
                                                 payment for a number of shares
                                                 of Corning Stock at the then
                                                 current Exchange Ratio, and the
                                                 Issuer shall deliver with
                                                 respect to each $     principal
                                                 amount of this SPARQS a number
                                                 of shares of Corning Stock
                                                 equal to the Exchange Ratio.
                                                 See also "Antidilution
                                                 Adjustments" below.

Calculation Agent...........................     MS & Co. and its successors.

                                                 All calculations with respect
                                                 to the Exchange Ratio and Call
                                                 Price for the SPARQS shall be
                                                 rounded to the nearest one
                                                 hundred-thousandth, with five
                                                 one-millionths rounded upward
                                                 (e.g., .876545 would be
                                                 rounded to .87655); all dollar
                                                 amounts related to the Call
                                                 Price resulting from such
                                                 calculations shall be rounded
                                                 to the nearest ten-
                                                 thousandth, with five one
                                                 hundred-thousandths rounded
                                                 upward (e.g., .76545 would be
                                                 rounded to .7655); and all
                                                 dollar amounts paid with
                                                 respect to the Call Price on
                                                 the aggregate number of SPARQS
                                                 shall be rounded to the
                                                 nearest cent, with one-half
                                                 cent rounded upward.

                                                 All determinations made by the
                                                 Calculation Agent will be at
                                                 the sole discretion of the
                                                 Calculation Agent and will, in
                                                 the absence of manifest error,
                                                 be conclusive for all purposes
                                                 and binding on the holder of
                                                 this SPARQS and the Issuer.


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


Antidilution Adjustments....................     The Exchange Ratio shall be
                                                 adjusted as follows:

                                                     1. If Corning Stock is
                                                 subject to a stock split or
                                                 reverse stock split, then once
                                                 such split has become
                                                 effective, the Exchange Ratio
                                                 shall be adjusted to equal the
                                                 product of the prior Exchange
                                                 Ratio and the number of shares
                                                 issued in such stock split or
                                                 reverse stock split with
                                                 respect to one share of
                                                 Corning Stock.

                                                     2. If Corning Stock is
                                                 subject (i) to a stock
                                                 dividend (issuance of
                                                 additional shares of Corning
                                                 Stock) that is given ratably
                                                 to all holders of shares of
                                                 Corning Stock or (ii) to a
                                                 distribution of Corning Stock
                                                 as a result of the triggering
                                                 of any provision of the
                                                 corporate charter of Corning,
                                                 then once the dividend has
                                                 become effective and Corning
                                                 Stock is trading ex-dividend,
                                                 the Exchange Ratio shall be
                                                 adjusted so that the new
                                                 Exchange Ratio shall equal the
                                                 prior Exchange Ratio plus the
                                                 product of (i) the number of
                                                 shares issued with respect to
                                                 one share of Corning Stock and
                                                 (ii) the prior Exchange Ratio.

                                                     3. There shall be no
                                                 adjustments to the Exchange
                                                 Ratio to reflect cash
                                                 dividends or other
                                                 distributions paid with
                                                 respect to Corning Stock other
                                                 than distributions described
                                                 in clauses (i), (iv) and (v)
                                                 of paragraph 5 below and
                                                 Extraordinary Dividends as
                                                 described below. A cash
                                                 dividend or other distribution
                                                 with respect to Corning Stock
                                                 shall be deemed to be an
                                                 "Extraordinary Dividend" if
                                                 such dividend or other
                                                 distribution exceeds the
                                                 immediately preceding
                                                 non-Extraordinary Dividend for
                                                 Corning Stock by an amount
                                                 equal to at least 10% of the
                                                 Market Price of Corning Stock
                                                 (as adjusted for any
                                                 subsequent corporate event
                                                 requiring an adjustment
                                                 hereunder, such as a stock
                                                 split or reverse stock split)
                                                 on the Trading Day preceding
                                                 the ex-dividend date for the
                                                 payment of such Extraordinary
                                                 Dividend (the "ex- dividend
                                                 date"). If an Extraordinary
                                                 Dividend occurs with respect
                                                 to Corning Stock, the Exchange
                                                 Ratio with respect to Corning
                                                 Stock shall be adjusted on the
                                                 ex- dividend date with respect
                                                 to such Extraordinary Dividend
                                                 so that the new Exchange Ratio
                                                 shall equal the product of (i)
                                                 the then current Exchange
                                                 Ratio and (ii) a fraction, the
                                                 numerator of which is the
                                                 Market Price on the Trading
                                                 Day preceding the ex-dividend
                                                 date, and the denominator of
                                                 which is the amount by which
                                                 the Market Price on the
                                                 Trading Day preceding the
                                                 ex-dividend date exceeds the
                                                 Extraordinary Dividend Amount.
                                                 The


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                                                 "Extraordinary Dividend
                                                 Amount" with respect to an
                                                 Extraordinary Dividend for
                                                 Corning Stock shall equal (i)
                                                 in the case of cash dividends
                                                 or other distributions that
                                                 constitute regular dividends,
                                                 the amount per share of such
                                                 Extraordinary Dividend minus
                                                 the amount per share of the
                                                 immediately preceding
                                                 non-Extraordinary Dividend for
                                                 Corning Stock or (ii) in the
                                                 case of cash dividends or
                                                 other distributions that do
                                                 not constitute regular
                                                 dividends, the amount per
                                                 share of such Extraordinary
                                                 Dividend. To the extent an
                                                 Extraordinary Dividend is not
                                                 paid in cash, the value of the
                                                 non-cash component shall be
                                                 determined by the Calculation
                                                 Agent, whose determination
                                                 shall be conclusive. A
                                                 distribution on Corning Stock
                                                 described in clause (i), (iv)
                                                 or (v) of paragraph 5 below
                                                 that also constitutes an
                                                 Extraordinary Dividend shall
                                                 cause an adjustment to the
                                                 Exchange Ratio pursuant only
                                                 to clause (i), (iv) or (v) of
                                                 paragraph 5, as applicable.

                                                     4. If Corning issues
                                                 rights or warrants to all
                                                 holders of Corning Stock to
                                                 subscribe for or purchase
                                                 Corning Stock at an exercise
                                                 price per share less than the
                                                 Market Price of Corning Stock
                                                 on both (i) the date the
                                                 exercise price of such rights
                                                 or warrants is determined and
                                                 (ii) the expiration date of
                                                 such rights or warrants, and
                                                 if the expiration date of such
                                                 rights or warrants precedes
                                                 the maturity of this SPARQS,
                                                 then the Exchange Ratio shall
                                                 be adjusted to equal the
                                                 product of the prior Exchange
                                                 Ratio and a fraction, the
                                                 numerator of which shall be
                                                 the number of shares of
                                                 Corning Stock outstanding
                                                 immediately prior to the
                                                 issuance of such rights or
                                                 warrants plus the number of
                                                 additional shares of Corning
                                                 Stock offered for subscription
                                                 or purchase pursuant to such
                                                 rights or warrants and the
                                                 denominator of which shall be
                                                 the number of shares of
                                                 Corning Stock outstanding
                                                 immediately prior to the
                                                 issuance of such rights or
                                                 warrants plus the number of
                                                 additional shares of Corning
                                                 Stock which the aggregate
                                                 offering price of the total
                                                 number of shares of Corning
                                                 Stock so offered for
                                                 subscription or purchase
                                                 pursuant to such rights or
                                                 warrants would purchase at the
                                                 Market Price on the expiration
                                                 date of such rights or
                                                 warrants, which shall be
                                                 determined by multiplying such
                                                 total number of shares offered
                                                 by the exercise price of such
                                                 rights or warrants and
                                                 dividing the product so
                                                 obtained by such Market Price.

                                                     5. If (i) there occurs any
                                                 reclassification or change of
                                                 Corning Stock, including,
                                                 without limitation, as a
                                                 result of the issuance of any
                                                 tracking stock by Corning,
                                                 (ii) Corning or any surviving
                                                 entity or subsequent surviving
                                                 entity of Corning (a "Corning
                                                 Successor") has been subject
                                                 to a merger, combination or
                                                 consolidation and is not the
                                                 surviving entity, (iii) any
                                                 statutory exchange of
                                                 securities of Corning or any
                                                 Corning Successor with another
                                                 corporation occurs (other than
                                                 pursuant to clause (ii)
                                                 above), (iv) Corning is
                                                 liquidated, (v) Corning issues
                                                 to all of its shareholders
                                                 equity securities of an issuer
                                                 other than Corning (other than
                                                 in a transaction described in
                                                 clause (ii), (iii) or (iv)
                                                 above) (a "Spin-off Event") or
                                                 (vi) a tender or exchange
                                                 offer or going-private
                                                 transaction is consummated for
                                                 all the outstanding shares of
                                                 Corning Stock (any such event
                                                 in clauses (i) through (vi), a
                                                 "Reorganization Event"), the
                                                 method of determining the
                                                 amount payable upon exchange
                                                 at maturity for this SPARQS
                                                 shall be adjusted to provide
                                                 that the holder of this SPARQS
                                                 shall be entitled to receive
                                                 at maturity, in respect of
                                                 each $      principal amount of
                                                 this SPARQS, securities, cash
                                                 or any other assets
                                                 distributed to holders of
                                                 Corning Stock in or as a
                                                 result of any such
                                                 Reorganization Event,
                                                 including (i) in the case of
                                                 the issuance of tracking
                                                 stock, the reclassified share
                                                 of Corning Stock, (ii) in the
                                                 case of a Spin-off Event, the
                                                 share of Corning Stock with
                                                 respect to which the spun-off
                                                 security was issued, and (iii)
                                                 in the case of any other
                                                 Reorganization Event where
                                                 Corning Stock continues to be
                                                 held by the holders receiving
                                                 such distribution, the Corning
                                                 Stock (collectively, the
                                                 "Exchange Property"), in an
                                                 amount with a value equal to
                                                 the amount of Exchange
                                                 Property delivered with
                                                 respect to a number of shares
                                                 of Corning Stock equal to the
                                                 Exchange Ratio at the time of
                                                 the Reorganization Event.
                                                 Notwithstanding the above, if
                                                 the Exchange Property received
                                                 in any such Reorganization
                                                 Event consists only of cash,
                                                 the maturity date of this
                                                 SPARQS shall be deemed to be
                                                 accelerated to the date on
                                                 which such cash is distributed
                                                 to holders of Corning Stock
                                                 and the holder of this SPARQS
                                                 shall receive in lieu of any
                                                 Corning Stock and as
                                                 liquidated damages in full
                                                 satisfaction of the Issuer's
                                                 obligations under this SPARQS
                                                 the lesser of (i) the product
                                                 of (x) the amount of cash
                                                 received per share of Corning
                                                 Stock and (y) the then current
                                                 Exchange Ratio and (ii) the
                                                 Call Price calculated as
                                                 though the date of
                                                 acceleration were the Call
                                                 Date (regardless of whether
                                                 the
                                                 date of acceleration is a day
                                                 which occurs prior to     ,
                                                 200[ ]). If Exchange Property
                                                 consists of more than one type
                                                 of property, the holder of
                                                 this SPARQS shall receive at
                                                 maturity a pro rata share of
                                                 each such type of Exchange
                                                 Property. If Exchange Property
                                                 includes a cash component, the
                                                 holder of this SPARQS will not
                                                 receive any interest accrued
                                                 on such cash component. In the
                                                 event Exchange Property
                                                 consists of securities, those
                                                 securities shall, in turn, be
                                                 subject to the antidilution
                                                 adjustments set forth in
                                                 paragraphs 1 through 5.

                                                 For purposes of paragraph 5
                                                 above, in the case of a
                                                 consummated tender or exchange
                                                 offer or going-private
                                                 transaction involving Exchange
                                                 Property of a particular type,
                                                 Exchange Property shall be
                                                 deemed to include the amount
                                                 of cash or other property paid
                                                 by the offeror in the tender
                                                 or exchange offer with respect
                                                 to such Exchange Property (in
                                                 an amount determined on the
                                                 basis of the rate of exchange
                                                 in such tender or exchange
                                                 offer or going- private
                                                 transaction). In the event of
                                                 a tender or exchange offer or
                                                 a going-private transaction
                                                 with respect to Exchange
                                                 Property in which an offeree
                                                 may elect to receive cash or
                                                 other property, Exchange
                                                 Property shall be deemed to
                                                 include the kind and amount of
                                                 cash and other property
                                                 received by offerees who elect
                                                 to receive cash.

                                                 No adjustment to the Exchange
                                                 Ratio shall be required unless
                                                 such adjustment would require
                                                 a change of at least 0.1% in
                                                 the Exchange Ratio then in
                                                 effect. The Exchange Ratio
                                                 resulting from any of the
                                                 adjustments specified above
                                                 will be rounded to the nearest
                                                 one hundred- thousandth, with
                                                 five one-millionths rounded
                                                 upward. With respect to the
                                                 Maturity Date, adjustments to
                                                 the Exchange Ratio will be
                                                 made up to the close of
                                                 business on the third Trading
                                                 Day prior to the Maturity
                                                 Date.

                                                 No adjustments to the Exchange
                                                 Ratio or method of calculating
                                                 the Exchange Ratio shall be
                                                 made other than those
                                                 specified above. The
                                                 adjustments specified above do
                                                 not cover all events that
                                                 could affect the Market Price
                                                 of Corning Stock, including,
                                                 without limitation, a partial
                                                 tender or exchange offer for
                                                 Corning Stock.

                                                 The Calculation Agent shall be
                                                 solely responsible for the
                                                 determination and calculation
                                                 of any adjustments to the
                                                 Exchange Ratio or method of
                                                 calculating the Exchange

                                                 Ratio and of any related
                                                 determinations and
                                                 calculations with respect to
                                                 any distributions of stock,
                                                 other securities or other
                                                 property or assets (including
                                                 cash) in connection with any
                                                 corporate event described in
                                                 paragraph 5 above, and its
                                                 determinations and
                                                 calculations with respect
                                                 thereto shall be conclusive in
                                                 the absence of manifest error.

                                                 The Calculation Agent shall
                                                 provide information as to any
                                                 adjustments to the Exchange
                                                 Ratio or to the method of
                                                 calculating the amount payable
                                                 upon exchange at maturity of
                                                 the SPARQS in accordance with
                                                 paragraph 5 above upon written
                                                 request by any holder of this
                                                 SPARQS.

Market Disruption Event.....................     "Market Disruption Event"
                                                 means, with respect to Corning
                                                 Stock (and any other security
                                                 that may be included as
                                                 Exchange Property):

                                                     (i) a suspension, absence
                                                     or material limitation of
                                                     trading of Corning Stock
                                                     (or any such other
                                                     security) on the primary
                                                     market for Corning Stock
                                                     (or any such other
                                                     security) for more than
                                                     two hours of trading or
                                                     during the one-half hour
                                                     period preceding the close
                                                     of the principal trading
                                                     session in such market; or
                                                     a breakdown or failure in
                                                     the price and trade
                                                     reporting systems of the
                                                     primary market for Corning
                                                     Stock (or any such other
                                                     security) as a result of
                                                     which the reported trading
                                                     prices for Corning Stock
                                                     (or any such other
                                                     security) during the last
                                                     one-half hour preceding
                                                     the close of the principal
                                                     trading session in such
                                                     market are materially
                                                     inaccurate; or the
                                                     suspension, absence or
                                                     material limitation of
                                                     trading on the primary
                                                     market for trading in
                                                     options contracts related
                                                     to Corning Stock (or any
                                                     such other security), if
                                                     available, during the
                                                     one-half hour period
                                                     preceding the close of the
                                                     principal trading session
                                                     in the applicable market,
                                                     in each case as determined
                                                     by the Calculation Agent
                                                     in its sole discretion;
                                                     and

                                                     (ii) a determination by
                                                     the Calculation Agent in
                                                     its sole discretion that
                                                     any event described in
                                                     clause (i) above
                                                     materially interfered with
                                                     the ability of the Issuer
                                                     or any of its affiliates
                                                     to unwind or adjust all or
                                                     a material portion of the
                                                     hedge with respect to the
                                                     SPARQS.

                                                 For purposes of determining
                                                 whether a Market Disruption
                                                 Event has occurred: (1) a
                                                 limitation on the hours or
                                                 number of days of trading
                                                 shall not constitute a Market
                                                 Disruption Event if it results
                                                 from an announced change in
                                                 the regular business hours of
                                                 the relevant exchange, (2) a
                                                 decision to permanently
                                                 discontinue trading in the
                                                 relevant options contract
                                                 shall not constitute a Market
                                                 Disruption Event, (3)
                                                 limitations pursuant to NYSE
                                                 Rule 80A (or any applicable
                                                 rule or regulation enacted or
                                                 promulgated by the NYSE, any
                                                 other self-regulatory
                                                 organization or the Securities
                                                 and Exchange Commission of
                                                 scope similar to NYSE Rule 80A
                                                 as determined by the
                                                 Calculation Agent) on trading
                                                 during significant market
                                                 fluctuations shall constitute
                                                 a suspension, absence or
                                                 material limitation of
                                                 trading, (4) a suspension of
                                                 trading in options contracts
                                                 on Corning Stock (or any such
                                                 other security) by the primary
                                                 securities market trading in
                                                 such options, if available, by
                                                 reason of (x) a price change
                                                 exceeding limits set by such
                                                 securities exchange or market,
                                                 (y) an imbalance of orders
                                                 relating to such contracts or
                                                 (z) a disparity in bid and ask
                                                 quotes relating to such
                                                 contracts shall constitute a
                                                 suspension, absence or
                                                 material limitation of trading
                                                 in options contracts related
                                                 to Corning Stock (or any such
                                                 other security) and (5) a
                                                 suspension, absence or
                                                 material limitation of trading
                                                 on the primary securities
                                                 market on which options
                                                 contracts related to Corning
                                                 Stock (or any such other
                                                 security) are traded shall not
                                                 include any time when such
                                                 securities market is itself
                                                 closed for trading under
                                                 ordinary circumstances.

Alternate Exchange Calculation
in Case of an Event of Default..............     In case an event of default
                                                 with respect to the SPARQS
                                                 shall have occurred and be
                                                 continuing, the amount
                                                 declared due and payable per
                                                 each $     principal amount of
                                                 this SPARQS upon any
                                                 acceleration of this SPARQS
                                                 shall be determined by the
                                                 Calculation Agent and shall be
                                                 an amount in cash equal to the
                                                 lesser of (i) the product of
                                                 (x) the Market Price of
                                                 Corning Stock (and any
                                                 Exchange Property) as of the
                                                 date of such acceleration and
                                                 (y) the then current Exchange
                                                 Ratio and (ii) the Call Price
                                                 calculated as though the date
                                                 of acceleration were the Call
                                                 Date (regardless of whether
                                                 the date of acceleration is a
                                                 day which occurs prior to     ,
                                                 200[ ]), in each case plus
                                                 accrued but unpaid interest to
                                                 but excluding the date of
                                                 acceleration; provided that if
                                                 the Issuer has called the
                                                 SPARQS in accordance
                                                 with the Morgan Stanley Call
                                                 Right, the amount declared due
                                                 and payable upon any such
                                                 acceleration shall be an
                                                 amount in cash for each $
                                                 principal amount of the SPARQS
                                                 equal to the Call Price
                                                 calculated as though the date
                                                 of acceleration were the Call
                                                 Date, plus accrued but unpaid
                                                 interest to but excluding the
                                                 date of acceleration.

Treatment of SPARQS for
United States Federal
Income Tax Purposes.........................     The Issuer, by its sale of this
                                                 SPARQS, and the holder of this
                                                 SPARQS (and any successor
                                                 holder of this SPARQS), by its
                                                 respective purchase hereof,
                                                 agree (in the absence of an
                                                 administrative determination
                                                 or judicial ruling to the
                                                 contrary) to characterize each
                                                 $     principal amount of this
                                                 SPARQS for all tax purposes as
                                                 an investment unit consisting
                                                 of (A) a terminable contract
                                                 (the "Terminable Forward
                                                 Contract") that (i) requires
                                                 the holder of this SPARQS
                                                 (subject to the Morgan Stanley
                                                 Call Right) to purchase, and
                                                 the Issuer to sell, for an
                                                 amount equal to $       (the
                                                 "Forward Price"), Corning
                                                 Stock at maturity and (ii)
                                                 allows the Issuer, upon
                                                 exercise of the Morgan Stanley
                                                 Call Right, to terminate the
                                                 Terminable Forward Contract by
                                                 returning to such holder the
                                                 Deposit (as defined below) and
                                                 paying to such holder an
                                                 amount of cash equal to the
                                                 difference between the Deposit
                                                 and the Call Price and (B) a
                                                 deposit with the Issuer of a
                                                 fixed amount of cash, equal to
                                                 the Issue Price per each $
                                                 principal amount of this
                                                 SPARQS, to secure the holder's
                                                 obligation to purchase Corning
                                                 Stock pursuant to the
                                                 Terminable Forward Contract
                                                 (the "Deposit"), which Deposit
                                                 bears an annual yield of   %
                                                 per annum.

         Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assignees, the amount of Corning Stock (or other Exchange Property), as determined in accordance with the provisions set forth under "Exchange at Maturity" above, due with respect to
the principal sum of U.S. $     (UNITED STATES DOLLARS                ) on the
Maturity Date specified above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

         Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until, but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date, a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

         Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest

Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

         If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

         If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                               MORGAN STANLEY DEAN WITTER & CO.



                                     By:---------------------------------
                                        Name:
                                        Title:

TRUSTEE'S CERTIFICATE
  OF AUTHENTICATION

This is one of the Notes
referred to in the within-
mentioned Senior Indenture.

THE CHASE MANHATTAN BANK,
  as Trustee



By:------------------------------------------------
   Authorized Officer

                              REVERSE OF SECURITY

         This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Amended and Restated Senior Indenture, dated as of May 1, 1999, between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed The Chase Manhattan Bank at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

         Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

         If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

         In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

         This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

         This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

          The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

         In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

         The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy or insolvency of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Senior Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

         If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption (except that if this Note is subject to "Modified Payment upon Acceleration or Redemption," such redemption price would be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of redemption, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of redemption) (the "Amortized Amount")), if the Issuer determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts (as defined below) with respect to this Note as described below. Prior to the giving of any Notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and (ii) an opinion of independent counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

         Notice of redemption will be given not less than 30 nor more than 60 days prior to the date fixed for redemption or within the Redemption Notice Period specified on face hereof, which date and the applicable redemption price will be specified in the Notice.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Note to be then due and payable. The Issuer will not, however, be required to make any payment of Additional Amounts to any such holder for or on account of:

        (a) any such tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by the holder of this Note for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

        (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

        (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

        (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Note;

        (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

        (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

        (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

        (h) any combination of items (a), (b), (c), (d), (e), (f) or (g);

nor shall Additional Amounts be paid with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

         The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

         Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on, any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (as so amended, the "Treaty"). Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

         The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

         All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

         So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

         With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

         No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

         Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         As used herein, the term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

         All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



                  TEN COM       -   as tenants in common
                  TEN ENT       -   as tenants by the entireties
                  JT TEN        -   as joint tenants with right of survivorship
                                    and not as tenants in common


     UNIF GIFT MIN ACT - --------------------    Custodian --------------------
                            (Minor)                             (Cust)

     Under Uniform Gifts to Minors Act ----------------------------------------
                                                    (State)

     Additional abbreviations may also be used though not in the above list.
                            -----------------------

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



----------------------------------------

[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.



Dated: --------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                           OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (Please print or typewrite name and address of the undersigned)


         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:
______________; specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): ____________________.


Dated: -----------------------------    ---------------------------------------
                                        NOTICE: The signature on this Option to
                                        Elect Repayment must correspond with
                                        the name as written upon the face of
                                        the within instrument in every
                                        particular without alteration or
                                        enlargement.